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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, John Mutch, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that except for (i) the omission of the selected financial information required by Item 6 of Form 10-K for the fiscal year ended March 31, 1999, and (ii) the failure to timely file the report, the Annual Report of Peregrine Systems, Inc. on Form 10-K for the fiscal year ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Peregrine Systems, Inc.

Date: April 30, 2004
/s/ JOHN MUTCH John Mutch Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Peregrine Systems, Inc. and will be retained by Peregrine Systems, Inc. and furnished to the Securities and Exchange Commission upon request.

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002